EXHIBIT 99.2

Dana Corporation First-Quarter 2005 Results April 20, 2005 (c) Dana Corporation, 2005 Certain statements contained in this presentation constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include: national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; our ability and that of our customers to achieve projected sales and production levels; the continued availability of necessary goods and services from our suppliers; competitive pressures on our sales and pricing; the success of our cost reduction and cash management programs, long-term transformation, and U.S. tax loss carryforward utilization strategies; our ability to finalize the Brazilian tender offer and Dongfeng joint venture as contemplated; our ability to realize expected cost savings under the IBM agreement; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this presentation.

Agenda First-Quarter Overview Mike Burns Financial summary Operational review Detailed Financial Review Bob Richter First-quarter results 2005 guidance Wrap-Up Mike Burns (c) Dana Corporation. Dated April 20, 2005.

Financial Overview Q1 - 2005 Q1 -2004 ($ Millions, except per share data) (c) Dana Corporation. Dated April 20, 2005. * Non-GAAP Measure

First-Quarter Challenges Impact of Steel Remained Significant Heavy-Vehicle Component Shortage Lower Light-Vehicle Production Levels (c) Dana Corporation. Dated April 20, 2005.

2005 Steel Outlook Estimated adverse impact of $110 million after tax, net of customer recoveries, vs. previous outlook of $100 million Scrap prices are down and demand is moderating, but prices are not following Uncertainty persists (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1 9

Component Shortage Heavy-duty axle shipments affected in March Corrective actions taken by supplier Product available to make April shipments Situation now essentially behind us (c) Dana Corporation. Dated April 20, 2005.

2005 Light-Vehicle Demand Our guidance is now 15.7 million units 60% light truck; 40% passenger car* Production outlook* Q1 '05 vs Q1 '04 ............ (4.5)% Q2 '05 vs Q2 '04 ............ (0.9)% Our key platforms Ford: F-Series, Explorer, Econoline, Expedition GM: Express/Savana van, Colorado/Canyon Chrysler: Jeep Wrangler Nissan: Titan/Armada Toyota: Tundra/Sequoia * Source: Global Insight (c) Dana Corporation. Dated April 20, 2005.

2005 Business Unit Performance ASG HVTSG * Net of Customer Recoveries ($ Millions) (c) Dana Corporation. Dated April 20, 2005.

Cumulative Net New Business Estimates based on Dana's review of the projected production schedules of our customers Automotive Systems Heavy Vehicle Technologies & Systems 2005 2006 2007 Pluses Minuses Net $470M vs. 2004 Net $320M vs. 2005 Net $340M vs. 2006 ($ Millions) $1.1 billion in incremental new business (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1

Net New Business Highlights Others 0.8 Traditional Big 3 0.2 Non-North America 0.7 North America 0.3 (c) Dana Corporation. Dated April 20, 2005.

Long-Term Success Three actions we are undertaking to better position Dana for long-term success: Buyout of minority interest in Dana's principal Brazilian subsidiary, Dana-Albarus Agreement to form a 50/50 joint venture - Dongfeng Axle Co., Ltd. -- in China Agreement with IBM to provide administrative services in Human Resource areas for Dana (c) Dana Corporation. Dated April 20, 2005.

Automotive 1,847 1,757 5 40 71 (44) Heavy Vehicle 682 587 16 25 24 4 DCC 6 7 (14) Other (41) (33) (24) (53) (52) (2) Results from Cont. Operations 2,488 2,311 8 18 50 (64) Discontinued Ops.* 13 N/M Unusual Items 2 N/M Consolidated 2,488 2,311 8 18 65 (72) % % $ $ $ $ 1st Quarter Segment Comparison Sales OPAT 2005 2005 2004 2004 Chg. Chg. (Millions) % % $ $ $ $ % $ $ $ $ % * Q1 sales from discontinued operations were $510 in 2004. (c) Dana Corporation. Dated April 20, 2005.

Excluding Unusual Items As Reported Q1 2005 Income Statement With DCC on an Equity Basis* **Unusual Items DCC Asset Sales** (Millions) *Comparable GAAP measures available at www.dana.com/investors (c) Dana Corporation. Dated April 20, 2005.

Q1 - 2005 Q1 - 2004 Income Statement With DCC on an Equity Basis* (Millions) (c) Dana Corporation. Dated April 20, 2005. *Comparable GAAP measures available at www.dana.com/investors

Cash Flow Statement With DCC on an Equity Basis * Q1 - 2005 Q1 - 2004 (Millions) (c) Dana Corporation. Dated April 20, 2005. *Comparable GAAP measures available at www.dana.com/investors

Capital Structure With DCC on an Equity Basis* (c) Dana Corporation. Dated April 20, 2005. *Comparable GAAP measures available at www.dana.com/investors

Net Debt 12/2/2002 1964 3/3/2003 2138 6/3/2003 1999 9/3/2003 1899 12/3/2003 1683 3/4/2004 1820 6/4/2004 1765 9/4/2004 1979 12/30/2004 1281 3/31/2005 1544 (Millions) Denotes Seasonal Working Capital Increase (c) Dana Corporation. Dated April 20, 2005.

March 31, 2005 Debt Portfolio Maturities do not reflect swap valuation adjustments Excluding Debt Maturities of DCC 2005 2006 2007 2008 2009 2010 2011 2015 2028 2029 Domestic STD 215 Sr Notes 2.071 150 349.2 74.127 125.06 450 164.207 265.713 DCC Loan to Dana 238.9 4.05 4.05 4.688 3.01 5.742 International 46.997 503 4 353 155 80 125 450 164 266 4 2005 2006 2007 2008 2009 2010 2011 2015 2028 2029 Domestic STD 215 Sr Notes 2.071 150 349.2 74.127 125.06 450 164.207 265.713 DCC Loan to Dana 238.9 4.05 4.05 4.688 3.01 5.742 International 46.997 (c) Dana Corporation. Dated April 20, 2005.

12/01 Total Portfolio Assets - $2,200 Dana Credit Corporation Portfolio Analysis ($ Millions) VASG 25 110 45 RESG 170 405 495 CMG 705 Value-Added Services Retained Real Estate Capital Markets 3/05Total Portfolio Assets - $755 VASG 120 10 50 RESG 170 900 0 CMG 410 (c) Dana Corporation. Dated April 20, 2005.

2005 Guidance (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1 Full-Year Guidance EPS $1.30 - $1.45 Midpoint of Guidance EPS $ 1.38 Diluted Shares MM x 151 Midpoint of Guidance $MM $ 208 First Quarter Net Income $MM $ 18 Income Needed in next Nine Months $MM $ 190 ÷3 Average per Quarter $MM $ 63 How do we get from $18 MM in Q1 to $63 MM/Qtr?

Walk Forward ($ Millions) (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1 First Quarter Net Income $ 18 "One Time" Items, incl. effect of component shortage 6 Steel Surcharges, net of recoveries 9 DCC Earnings (4) Other Affiliate Earnings 4 Net New Business 12 Cost Reduction Initiatives 18 $ 63

2005 Revised Free Cash Flow Outlook With DCC on an Equity Basis (Millions) (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1

2005 Strategic Goals Profitable sales growth at twice the rate of the global vehicle market Increase earnings through accelerated cost and productivity initiatives Maintain a strong balance sheet (c) Dana Corporation. Dated April 20, 2005.

Wrap-Up Component shortage is behind us Focusing on other operational issues holding back margins Accelerating cost saving initiatives Net new business growth Unknowns Can light-duty vehicle production remain relatively stable? Will there be less pressure on steel and other material price increases? (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1

Questions (c) Dana Corporation, 2005 49

Supplemental Slides (c) Dana Corporation, 2005 51

Dana's Net New Business $160 180 $340 ASG $295 $205 HVTSG 175 115 TOTAL $470 $320 2005 2006 2007 $155 145 $300 ASG $280 $150 HVTSG 125 100 TOTAL $410 $250 Q1-2005 Q4-2004 ($ Millions) Incremental Wins Since Last Conf. Call $ 60 $ 40 = $ 70 $170M (c) Dana Corporation. Dated April 20, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1 53

Capital Structure Reconciliation as of December 31, 2004 (c) Dana Corporation. Dated April 20, 2005.

Capital Structure Reconciliation as of March 31, 2005 (c) Dana Corporation. Dated April 20, 2005.

www.dana.com (c) Dana Corporation, 2005 59